John Deere Owner Trust 1999-A                    Exhibit 99.2
Statement to Certificateholder

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Nov-99

(1)  Amount of principal being paid or distributed:

(a)  A-1 Notes:                                $22,904,102.32
     per $1,000 original principal amount:            $136.90

(b)  A-2 Notes:                                         $0.00
     per $1,000 original principal amount:              $0.00

(c)  A-3 Notes:                                         $0.00
     per $1,000 original principal amount:              $0.00

(d)  A-4 Notes:                                         $0.00
     per $1,000 original principal amount:              $0.00

(e)  B Notes:                                   $1,720,841.01
     per $1,000 original principal amount:             $53.39

(f)  Certificates:                                $645,315.38
     per $1,000 original principal amount:             $53.39

(g)  Total:                                    $25,270,258.70

(2)  Amount of interest being paid or distributed:

(a)  A-1 Notes:                                   $273,125.18
     per $1,000 original principal amount:              $1.63

(b)  A-2 Notes:                                 $1,233,190.33
     per $1,000 original principal amount:              $4.71

(c)  A-3 Notes:                                   $920,700.00
     per $1,000 original principal amount:              $4.95

(d)  A-4 Notes:                                   $745,237.50
     per $1,000 original principal amount:              $5.10

(e)  B Notes:                                     $145,308.35
     per $1,000 original principal amount:              $4.51

(f)  Certificates:                                      $0.00
     per $1,000 original principal amount:              $0.00

(g)  Total:                                     $3,317,561.36

(3)  After giving effect to distributions
     on this Payment Date:

(a)  (i)  outstanding principal amount
          of A-1 Notes:                        $40,546,651.90
     (ii) A-1 Note Pool Factor:                     0.2423589

(b)  (i)  outstanding principal amount
          of A-2 Notes:                       $262,000,000.00
     (ii) A-2 Note Pool Factor:                     1.0000000

(c)  (i)  outstanding principal amount
          of A-3 Notes:                       $186,000,000.00
     (ii) A-3 Note Pool Factor:                     1.0000000

(d)  (i)  outstanding principal amount
          of A-4 Notes:                       $146,125,000.00
     (ii) A-4 Note Pool Factor:                     1.0000000

(e)  (i)  outstanding principal amount
          of B Notes:                          $26,864,408.58
     (ii) B Note Pool Factor:                       0.8335218

(f)  (i)  Certificate Balance                  $10,074,153.22
     (ii) Certificate Pool Factor:                  0.8334817

(4)  Note Value at end of related
     Collection Period:                       $671,610,214.52

(5)  Pool Balance (excluding accrued
     interest) at the end of the related
     Collection Period                        $660,925,134.04

(6)  Amount of Servicing Fee:                     $572,182.66
     per $1,000 original principal amount:          0.7101315

(7)  Amount of Administration Fee:                    $100.00

(8)  Aggregate Purchase Amounts
     for Collection Period:                             $0.00

(9)  Amount in Reserve Account:                $14,100,482.07
     Specified Reserve Account Balance:        $14,100,482.07

(10) Aggregate amount of Realized
     Losses for the Collection Period:             $59,056.97

(11) Amount of Payments that are more
     than 60 days past due:                       $773,072.00